UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4410

                           OPPENHEIMER DISCOVERY FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                  Date of reporting period: September 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.



TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                           11.3%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            9.6
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               7.4
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    6.5
--------------------------------------------------------------------------------
Internet Software & Services                                                6.1
--------------------------------------------------------------------------------
Communications Equipment                                                    5.5
--------------------------------------------------------------------------------
Software                                                                    5.1
--------------------------------------------------------------------------------
IT Services                                                                 4.5
--------------------------------------------------------------------------------
Electronic Equipment & Instruments                                          3.5
--------------------------------------------------------------------------------
Electrical Equipment                                                        3.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2005, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Scientific Games Corp., Cl. A                                               2.5%
--------------------------------------------------------------------------------
Psychiatric Solutions, Inc.                                                 1.8
--------------------------------------------------------------------------------
SBA Communications Corp.                                                    1.7
--------------------------------------------------------------------------------
FLIR Systems, Inc.                                                          1.7
--------------------------------------------------------------------------------
F5 Networks, Inc.                                                           1.7
--------------------------------------------------------------------------------
Digital River, Inc.                                                         1.7
--------------------------------------------------------------------------------
Microsemi Corp.                                                             1.6
--------------------------------------------------------------------------------
Kyphon, Inc.                                                                1.6
--------------------------------------------------------------------------------
Energy Conversion Devices, Inc.                                             1.6
--------------------------------------------------------------------------------
Foxhollow Technologies, Inc.                                                1.5

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2005, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.


                         7 | OPPENHEIMER DISCOVERY FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

          Information Technology                            32.8%
            Semiconductors & Semiconductor Equipment         6.6
            Internet Software & Services                     6.1
            Communications Equipment                         5.6
            Software                                         5.1
            IT Services                                      4.5
            Electronic Equipment & Instruments               3.6
            Computers & Peripherals                          1.3
          Health Care                                       24.0
          Consumer Discretionary                            16.9
          Industrials                                       13.6
          Financials                                         7.0
          Energy                                             2.5
          Telecommunication Services                         2.4
          Consumer Staples                                   0.8

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2005, and are based on total market value of common stocks.
--------------------------------------------------------------------------------


                         8 | OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Despite positive performance from many of the Fund's holdings, the reporting period proved difficult as the Fund underperformed its primary benchmark, the Russell 2000 Index. An overall challenging environment for small cap growth stocks combined with significant underperformance of two large Fund holdings and an underweighting to the energy sector, the best performing sector of the Index, resulted in the Fund's weak performance.

      The Fund's investment strategy focuses on small-cap growth companies that exhibit leadership potential within their market sector. Specifically, we seek to uncover little known companies with a competitive edge within their marketplace. We target those we believe offer innovative products or services, fast growing earnings, sustainable growth rates and accomplished management teams. And because the small cap universe can be quite volatile, we seek to diversify the Fund with investments among many high potential companies across different industries.

      During the reporting period our aggressive small cap growth investment style was out of favor as investors flocked to larger, less aggressive growth companies. We believe that this outperformance of value relative to growth will shift. We believe given the relatively strong economy coupled with consistently strong earnings from many growth companies that growth style investing will soon start to outperform value. And, as history has generally shown, periods of weak small-cap growth performance have often ended abruptly and without warning. The greatest gains are often experienced during the early days of the sector's rebound. That said we believe that the best long-term approach for our investors is to remain consistent with our investment approach to find small-cap growth companies that have demonstrated leadership abilities within their market sector.

      Because relatively few energy companies met our criteria for growth during the period, the Fund had notably less exposure than its benchmark in this area. In fact, the Fund's underweighted exposure to energy accounted for a significant amount of weak performance versus its benchmark.

      Our investment strategy succeeded in identifying high performing companies across many market sectors. Within technology the largest contributors to performance were Macromedia, Inc. and Itron, Inc. Macromedia, Inc.'s, a software company, stock soared as the company successfully entered into the handset market. We sold our position when Adobe Systems Incorporated acquired the company. Itron, Inc., a global supplier


                         9 | OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

of wireless data acquisition and communication products, possessed the technology for automatic meter readings for quite some time and only recently started prospering as its customers, utility companies, are now financially sound enough to invest in it.

      Stocks within the consumer discretionary sector also performed well for the Fund. Among the strong performers, Scientific Games Corporation, a company that makes instant lottery tickets and machines, benefited from its expansion into international markets. Coldwater Creek Inc., an upscale women's retailer, successfully tapped into the underserved fashion market of older baby boomer women. The company has posted strong earnings due to high sales and successful store expansions. The industrial sector also helped performance. The best performing stock in this sector was Energy Conversion Devices, Inc. The company makes and owns the technology for metal hydride batteries used in hybrid cars. As the popularity of hybrids has taken off the company has gained many new contracts with major auto manufacturers, driving its stock price higher.

      On the negative side, two holdings within the healthcare sector contributed the most to the Fund's underperformance, Martek Biosciences Corp. and Able Laboratories. We have sold our positions in both companies. Martek Biosciences, manufactures and sells nutritional oils used in infant formula. The stock had been a strong performer for the Fund. However, the company's recent rollout plan into international markets proved unsuccessful as it faced significant manufacturing problems and the stock price plummeted. Able Laboratories, a generic drug manufacturer, faced serious issues with its manufacturing capabilities. The company was forced to suspend product manufacturing and shipping in order to bring its operations back up to FDA standards. This news came unexpectedly to the investment community, as the company had been a strong performer, sending the stock price into a precipitous decline.

      Disappointments in technology included InfoSpace, Inc. and Avid Technology, Inc. InfoSpace, Inc., a company focused on mobile entertainment, private-label search and online directories, faced strong competition within its marketplace that negatively influenced its pricing ability. Avid Technology, Inc.'s, a leader in digital editing and professional audio systems used by the entertainment industry, stock price suffered due to the company's acquisition of Pinnacle Systems. The acquisition was negatively received by the investment community, which drove down the stock price.


                         10 | OPPENHEIMER DISCOVERY FUND

      As of the end of the reporting period we continue to follow our disciplined focus on small cap growth investing. As a result, we continue to find companies that meet our growth investment criteria at historically low valuations.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2005. In the case of Class A, Class B and Class Y shares, performance is measured over a ten fiscal year period; in the case of Class C shares, from the inception of the class on October 2, 1995. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and NASDAQ, and is widely recognized as a measure of the performance of mid-capitalization stocks. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in either index.


                         11 | OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Discovery Fund (Class A)

      S&P 500 Index

      Russell 2000 Index


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Oppenheimer
                           Discovery Fund             S&P               Russell
                             (Class A)             500 Index          2000 Index

  09/30/1995                   9,425                10,000              10,000
  12/31/1995                   9,856                10,602              10,217
  03/31/1996                  10,494                11,170              10,738
  06/30/1996                  11,754                11,671              11,275
  09/30/1996                  12,041                12,032              11,313
  12/31/1996                  11,314                13,034              11,902
  03/31/1997                   9,843                13,384              11,287
  06/30/1997                  11,665                15,719              13,116
  09/30/1997                  13,144                16,896              15,068
  12/31/1997                  12,486                17,381              14,564
  03/31/1998                  13,880                19,804              16,029
  06/30/1998                  13,249                20,461              15,281
  09/30/1998                  10,412                18,431              12,203
  12/31/1998                  12,236                22,352              14,193
  03/31/1999                  10,907                23,465              13,423
  06/30/1999                  11,933                25,116              15,511
  09/30/1999                  11,619                23,552              14,530
  12/31/1999                  18,515                27,053              17,210
  03/31/2000                  21,292                27,673              18,429
  06/30/2000                  18,541                26,938              17,732
  09/30/2000                  18,840                26,677              17,928
  12/31/2000                  16,060                24,591              16,690
  03/31/2001                  12,982                21,677              15,604
  06/30/2001                  15,533                22,945              17,834
  09/30/2001                  11,867                19,578              14,126
  12/31/2001                  14,198                21,670              17,105
  03/31/2002                  14,105                21,730              17,786
  06/30/2002                  11,985                18,821              16,301
  09/30/2002                  10,130                15,571              12,812
  12/31/2002                  10,776                16,883              13,601
  03/31/2003                  10,288                16,351              12,990
  06/30/2003                  12,491                18,867              16,033
  09/30/2003                  13,922                19,366              17,489
  12/31/2003                  14,977                21,723              20,028
  03/31/2004                  15,526                22,090              21,282
  06/30/2004                  15,354                22,470              21,383
  09/30/2004                  13,958                22,050              20,772
  12/31/2004                  15,572                24,085              23,699
  03/31/2005                  14,704                23,568              22,434
  06/30/2005                  15,002                23,890              23,403
  09/30/2005                  15,773                24,751              24,500

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 9/30/05

1-Year 6.51%    5-Year -4.63%   10-Year 4.66%


                         12 | OPPENHEIMER DISCOVERY FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Discovery Fund (Class B)

      S&P 500 Index

      Russell 2000 Index


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Oppenheimer
                       Discovery Fund
                         (Class B)           S&P 500 Index    Russell 2000 Index

09/30/1995                 10,000               10,000             10,000
12/31/1995                 10,435               10,602             10,217
03/31/1996                 11,090               11,170             10,738
06/30/1996                 12,398               11,671             11,275
09/30/1996                 12,677               12,032             11,313
12/31/1996                 11,887               13,034             11,902
03/31/1997                 10,325               13,384             11,287
06/30/1997                 12,212               15,719             13,116
09/30/1997                 13,732               16,896             15,068
12/31/1997                 13,021               17,381             14,564
03/31/1998                 14,448               19,804             16,029
06/30/1998                 13,765               20,461             15,281
09/30/1998                 10,798               18,431             12,203
12/31/1998                 12,665               22,352             14,193
03/31/1999                 11,266               23,465             13,423
06/30/1999                 12,305               25,116             15,511
09/30/1999                 11,957               23,552             14,530
12/31/1999                 19,019               27,053             17,210
03/31/2000                 21,833               27,673             18,429
06/30/2000                 18,976               26,938             17,732
09/30/2000                 19,245               26,677             17,928
12/31/2000                 16,376               24,591             16,690
03/31/2001                 13,212               21,677             15,604
06/30/2001                 15,779               22,945             17,834
09/30/2001                 12,037               19,578             14,126
12/31/2001                 14,403               21,670             17,105
03/31/2002                 14,308               21,730             17,786
06/30/2002                 12,157               18,821             16,301
09/30/2002                 10,276               15,571             12,812
12/31/2002                 10,931               16,883             13,601
03/31/2003                 10,436               16,351             12,990
06/30/2003                 12,671               18,867             16,033
09/30/2003                 14,122               19,366             17,489
12/31/2003                 15,192               21,723             20,028
03/31/2004                 15,749               22,090             21,282
06/30/2004                 15,574               22,470             21,383
09/30/2004                 14,159               22,050             20,772
12/31/2004                 15,796               24,085             23,699
03/31/2005                 14,916               23,568             22,434
06/30/2005                 15,218               23,890             23,403
09/30/2005                 16,000               24,751             24,500

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 9/30/05

1-Year 7.08%    5-Year -4.54%   10-Year 4.81%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                         13 | OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Discovery Fund (Class C)

      S&P 500 Index

      Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Oppenheimer
                       Discovery Fund
                          (Class C)         S&P 500 Index     Russell 2000 Index

10/02/1995                 10,000              10,000              10,000
12/31/1995                 10,536              10,602              10,217
03/31/1996                 11,194              11,170              10,738
06/30/1996                 12,516              11,671              11,275
09/30/1996                 12,796              12,032              11,313
12/31/1996                 11,998              13,034              11,902
03/31/1997                 10,422              13,384              11,287
06/30/1997                 12,328              15,719              13,116
09/30/1997                 13,869              16,896              15,068
12/31/1997                 13,152              17,381              14,564
03/31/1998                 14,595              19,804              16,029
06/30/1998                 13,904              20,461              15,281
09/30/1998                 10,909              18,431              12,203
12/31/1998                 12,792              22,352              14,193
03/31/1999                 11,383              23,465              13,423
06/30/1999                 12,431              25,116              15,511
09/30/1999                 12,079              23,552              14,530
12/31/1999                 19,210              27,053              17,210
03/31/2000                 22,053              27,673              18,429
06/30/2000                 19,170              26,938              17,732
09/30/2000                 19,440              26,677              17,928
12/31/2000                 16,542              24,591              16,690
03/31/2001                 13,345              21,677              15,604
06/30/2001                 15,940              22,945              17,834
09/30/2001                 12,156              19,578              14,126
12/31/2001                 14,513              21,670              17,105
03/31/2002                 14,388              21,730              17,786
06/30/2002                 12,203              18,821              16,301
09/30/2002                 10,296              15,571              12,812
12/31/2002                 10,929              16,883              13,601
03/31/2003                 10,421              16,351              12,990
06/30/2003                 12,625              18,867              16,033
09/30/2003                 14,044              19,366              17,489
12/31/2003                 15,080              21,723              20,028
03/31/2004                 15,600              22,090              21,282
06/30/2004                 15,393              22,470              21,383
09/30/2004                 13,970              22,050              20,772
12/31/2004                 15,553              24,085              23,699
03/31/2005                 14,654              23,568              22,434
06/30/2005                 14,920              23,890              23,403
09/30/2005                 15,659              24,751              24,500

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 9/30/05

1-Year 11.09%   5-Year -4.23%   Since Inception (10/2/95) 4.59%


                         14 | OPPENHEIMER DISCOVERY FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Discovery Fund (Class N)

      S&P 500 Index

      Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Oppenheimer
                       Discovery Fund
                         (Class N)          S&P 500 Index     Russell 2000 Index

03/01/2001                 10,000              10,000              10,000
03/31/2001                  9,248               9,367               9,511
06/30/2001                 11,059               9,915              10,870
09/30/2001                  8,440               8,460               8,610
12/31/2001                 10,092               9,364              10,426
03/31/2002                 10,018               9,390              10,841
06/30/2002                  8,507               8,132               9,935
09/30/2002                  7,187               6,728               7,809
12/31/2002                  7,635               7,295               8,290
03/31/2003                  7,290               7,065               7,918
06/30/2003                  8,842               8,153               9,772
09/30/2003                  9,852               8,368              10,659
12/31/2003                 10,588               9,387              12,207
03/31/2004                 10,969               9,545              12,972
06/30/2004                 10,839               9,710              13,033
09/30/2004                  9,847               9,528              12,661
12/31/2004                 10,977              10,407              14,445
03/31/2005                 10,358              10,184              13,674
06/30/2005                 10,560              10,323              14,264
09/30/2005                 11,094              10,695              14,933

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 9/30/05

1-Year 11.67%   5-Year N/A      Since Inception (3/1/01) 2.29%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                         15 | OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE DISCUSSION
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CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Discovery Fund (Class Y)

      S&P 500 Index

      Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Oppenheimer
                       Discovery Fund
                         (Class Y)          S&P 500 Index     Russell 2000 Index

09/30/1995                 10,000              10,000              10,000
12/31/1995                 10,466              10,602              10,217
03/31/1996                 11,150              11,170              10,738
06/30/1996                 12,498              11,671              11,275
09/30/1996                 12,809              12,032              11,313
12/31/1996                 12,044              13,034              11,902
03/31/1997                 10,487              13,384              11,287
06/30/1997                 12,437              15,719              13,116
09/30/1997                 14,026              16,896              15,068
12/31/1997                 13,338              17,381              14,564
03/31/1998                 14,842              19,804              16,029
06/30/1998                 14,178              20,461              15,281
09/30/1998                 11,155              18,431              12,203
12/31/1998                 13,107              22,352              14,193
03/31/1999                 11,689              23,465              13,423
06/30/1999                 12,794              25,116              15,511
09/30/1999                 12,473              23,552              14,530
12/31/1999                 19,885              27,053              17,210
03/31/2000                 22,881              27,673              18,429
06/30/2000                 19,951              26,938              17,732
09/30/2000                 20,290              26,677              17,928
12/31/2000                 17,292              24,591              16,690
03/31/2001                 13,988              21,677              15,604
06/30/2001                 16,753              22,945              17,834
09/30/2001                 12,808              19,578              14,126
12/31/2001                 15,335              21,670              17,105
03/31/2002                 15,248              21,730              17,786
06/30/2002                 12,966              18,821              16,301
09/30/2002                 10,967              15,571              12,812
12/31/2002                 11,676              16,883              13,601
03/31/2003                 11,156              16,351              12,990
06/30/2003                 13,547              18,867              16,033
09/30/2003                 15,112              19,366              17,489
12/31/2003                 16,270              21,723              20,028
03/31/2004                 16,881              22,090              21,282
06/30/2004                 16,707              22,470              21,383
09/30/2004                 15,203              22,050              20,772
12/31/2004                 16,975              24,085              23,699
03/31/2005                 16,040              23,568              22,434
06/30/2005                 16,376              23,890              23,403
09/30/2005                 17,228              24,751              24,500

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 9/30/05

1-Year 13.32%   5-Year -3.22%   10-Year 5.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                         16 | OPPENHEIMER DISCOVERY FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 9/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/4/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 4/4/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.


                         17 | OPPENHEIMER DISCOVERY FUND

NOTES
--------------------------------------------------------------------------------

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                         18 | OPPENHEIMER DISCOVERY FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to


                         19 | OPPENHEIMER DISCOVERY FUND

FUND EXPENSES
--------------------------------------------------------------------------------

exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                             BEGINNING           ENDING            EXPENSES
                              ACCOUNT            ACCOUNT         PAID DURING
                               VALUE              VALUE         6 MONTHS ENDED
                              (4/1/05)          (9/30/05)     SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
Class A Actual               $1,000.00          $1,072.70           $6.46
--------------------------------------------------------------------------------
Class A Hypothetical          1,000.00           1,018.85            6.29
--------------------------------------------------------------------------------
Class B Actual                1,000.00           1,068.70           10.47
--------------------------------------------------------------------------------
Class B Hypothetical          1,000.00           1,014.99           10.20
--------------------------------------------------------------------------------
Class C Actual                1,000.00           1,068.60           10.47
--------------------------------------------------------------------------------
Class C Hypothetical          1,000.00           1,014.99           10.20
--------------------------------------------------------------------------------
Class N Actual                1,000.00           1,071.10            7.92
--------------------------------------------------------------------------------
Class N Hypothetical          1,000.00           1,017.45            7.72
--------------------------------------------------------------------------------
Class Y Actual                1,000.00           1,074.10            5.11
--------------------------------------------------------------------------------
Class Y Hypothetical          1,000.00           1,020.16            4.97

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2005 are as follows:

CLASS              EXPENSE RATIOS
---------------------------------
Class A                 1.24%
---------------------------------
Class B                 2.01
---------------------------------
Class C                 2.01
---------------------------------
Class N                 1.52
---------------------------------
Class Y                 0.98

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                         20 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS September 30, 2005
--------------------------------------------------------------------------------

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------
COMMON STOCKS--98.9%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--16.7%
-----------------------------------------------------------------------------------------
AUTO COMPONENTS--0.9%
LKQ Corp. 1                                                 270,000        $   8,154,000
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--7.4%
California Pizza
Kitchen, Inc. 1                                             200,000            5,848,000
-----------------------------------------------------------------------------------------
Cheesecake Factory,
Inc. (The) 1                                                 70,000            2,186,800
-----------------------------------------------------------------------------------------
Choice Hotels
International, Inc.                                         130,000            8,403,200
-----------------------------------------------------------------------------------------
Gaylord Entertainment
Co., Cl. A 1                                                155,200            7,395,280
-----------------------------------------------------------------------------------------
Life Time Fitness, Inc. 1                                   120,000            3,976,800
-----------------------------------------------------------------------------------------
Orient-Express
Hotel Ltd.                                                  256,900            7,301,098
-----------------------------------------------------------------------------------------
Penn National
Gaming, Inc. 1                                              206,100            6,411,771
-----------------------------------------------------------------------------------------
Scientific Games
Corp., Cl. A 1                                              702,200           21,768,200
                                                                           --------------
                                                                              63,291,149

-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.9%
Meritage Homes
Corp. 1                                                     146,400           11,223,024
-----------------------------------------------------------------------------------------
WCI Communities,
Inc. 1                                                      180,000            5,106,600
                                                                           --------------
                                                                              16,329,624

-----------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.1%
GSI Commerce, Inc. 1                                        467,500            9,303,250
-----------------------------------------------------------------------------------------
MEDIA--2.0%
Central European
Media Enterprises
Ltd., Cl. A 1                                               196,600           10,382,446
-----------------------------------------------------------------------------------------
Imax Corp. 1                                                650,000            6,779,500
                                                                           --------------
                                                                              17,161,946

-----------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.2%
Children's Place
Retail Stores, Inc. 1                                       103,800            3,699,432
-----------------------------------------------------------------------------------------
Hibbett Sporting
Goods, Inc. 1                                               300,000            6,675,000
                                                                           --------------
                                                                              10,374,432

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.2%
Carter's, Inc. 1                                            100,000        $   5,680,000
-----------------------------------------------------------------------------------------
Quicksilver, Inc. 1                                         920,000           13,294,000
                                                                           --------------
                                                                              18,974,000

-----------------------------------------------------------------------------------------
CONSUMER STAPLES--0.8%
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.8%
Chattem, Inc. 1                                             190,000            6,745,000
-----------------------------------------------------------------------------------------
ENERGY--2.4%
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.6%
Dresser-Rand
Group, Inc. 1                                                58,600            1,443,318
-----------------------------------------------------------------------------------------
Hanover
Compressor Co. 1                                                911               12,626
-----------------------------------------------------------------------------------------
Patterson-UTI
Energy, Inc.                                                164,500            5,935,160
-----------------------------------------------------------------------------------------
Todco, Cl. A                                                165,900            6,919,689
                                                                           --------------
                                                                              14,310,793

-----------------------------------------------------------------------------------------
OIL & GAS--0.8%
Range Resources
Corp.                                                       173,600            6,702,696
-----------------------------------------------------------------------------------------
FINANCIALS--6.9%
-----------------------------------------------------------------------------------------
CAPITAL MARKETS--2.0%
Harris & Harris
Group, Inc. 1                                               475,300            5,275,830
-----------------------------------------------------------------------------------------
National Financial
Partners Corp.                                              207,000            9,343,980
-----------------------------------------------------------------------------------------
Refco, Inc. 1                                               103,200            2,917,464
                                                                           --------------
                                                                              17,537,274

-----------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.8%
East West Bancorp,
Inc.                                                        160,300            5,456,612
-----------------------------------------------------------------------------------------
First Niagara
Financial Group, Inc.                                       418,200            6,038,808
-----------------------------------------------------------------------------------------
PrivateBancorp, Inc.                                        108,700            3,726,236
-----------------------------------------------------------------------------------------
Vineyard National
Bancorp Co.                                                  66,270            1,958,279
-----------------------------------------------------------------------------------------
Westcorp                                                    109,500            6,449,550
                                                                           --------------
                                                                              23,629,485


                         21 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------
REAL ESTATE--2.1%
CB Richard Ellis
Group, Inc., Cl. A 1                                        220,000        $  10,824,000
-----------------------------------------------------------------------------------------
Newcastle
Investment Corp.                                            265,500            7,407,450
                                                                           --------------
                                                                              18,231,450

-----------------------------------------------------------------------------------------
HEALTH CARE--23.8%
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.4%
Cubist
Pharmaceuticals, Inc. 1                                     285,800            6,156,132
-----------------------------------------------------------------------------------------
VaxGen, Inc. 1                                              360,500            5,227,250
-----------------------------------------------------------------------------------------
VaxGen, Inc. 1,2                                             75,470              930,168
                                                                           --------------
                                                                              12,313,550
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--11.3%
ArthroCare Corp. 1                                          217,200            8,735,784
-----------------------------------------------------------------------------------------
Aspect Medical
Systems, Inc. 1                                             265,000            7,851,950
-----------------------------------------------------------------------------------------
Cytyc Corp. 1                                               320,600            8,608,110
-----------------------------------------------------------------------------------------
Foxhollow
Technologies, Inc. 1                                        280,000           13,330,800
-----------------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                           237,120           11,725,584
-----------------------------------------------------------------------------------------
Hologic, Inc. 1                                             108,900            6,288,975
-----------------------------------------------------------------------------------------
Intermagnetics
General Corp. 1                                             172,200            4,811,268
-----------------------------------------------------------------------------------------
Kyphon, Inc. 1                                              310,000           13,621,400
-----------------------------------------------------------------------------------------
Meridian Bioscience,
Inc.                                                        185,100            3,831,570
-----------------------------------------------------------------------------------------
Regeneration
Technologies, Inc. 1,2,3                                    666,900            4,878,107
-----------------------------------------------------------------------------------------
Symmetry Medical,
Inc. 1                                                      209,400            4,962,780
-----------------------------------------------------------------------------------------
Ventana Medical
Systems, Inc. 1                                             210,000            7,994,700
                                                                           --------------
                                                                              96,641,028

-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--9.6%
Amedisys, Inc. 1                                            202,500            7,897,500
-----------------------------------------------------------------------------------------
Centene Corp. 1                                             220,000            5,506,600
-----------------------------------------------------------------------------------------
Chemed Corp.                                                206,050            8,930,207
-----------------------------------------------------------------------------------------
Covance, Inc. 1                                             175,000            8,398,250

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
LifePoint Hospitals,
Inc. 1                                                      200,000        $   8,746,000
-----------------------------------------------------------------------------------------
PRA International 1                                         225,000            6,819,750
-----------------------------------------------------------------------------------------
Psychiatric Solutions,
Inc. 1                                                      280,700           15,222,361
-----------------------------------------------------------------------------------------
SFBC International,
Inc. 1                                                      283,100           12,566,809
-----------------------------------------------------------------------------------------
WellCare Health
Plans, Inc. 1                                               230,000            8,521,500
                                                                           --------------
                                                                              82,608,977

-----------------------------------------------------------------------------------------
PHARMACEUTICALS--1.5%
First Horizon
Pharmaceutical Corp. 1                                      250,000            4,967,500
-----------------------------------------------------------------------------------------
Nektar Therapeutics 1                                       460,700            7,808,865
                                                                           --------------
                                                                              12,776,365

-----------------------------------------------------------------------------------------
INDUSTRIALS--13.4%
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.2%
Aviall, Inc. 1                                              200,000            6,756,000
-----------------------------------------------------------------------------------------
BE Aerospace, Inc. 1                                        500,000            8,285,000
-----------------------------------------------------------------------------------------
Ladish Co., Inc. 1                                          220,000            3,836,800
                                                                           --------------
                                                                              18,877,800

-----------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.3%
Hub Group, Inc., Cl. A 1                                    300,000           11,013,000
-----------------------------------------------------------------------------------------
AIRLINES--1.5%
SkyWest, Inc.                                               483,500           12,967,470
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.2%
Builders FirstSource,
Inc. 1                                                       98,800            2,206,204
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.7%
Resources
Connection, Inc. 1                                          343,800           10,186,794
-----------------------------------------------------------------------------------------
Tetra Tech, Inc. 1                                          263,800            4,437,116
                                                                           --------------
                                                                              14,623,910

-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--3.2%
Energy Conversion
Devices, Inc. 1                                             300,000           13,464,000
-----------------------------------------------------------------------------------------
Energy Conversion
Devices, Inc. 1                                             250,000           10,640,188


                         22 | OPPENHEIMER DISCOVERY FUND

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT Continued
Evergreen Solar, Inc. 1                                     334,500        $   3,120,885
                                                                           --------------
                                                                              27,225,073

-----------------------------------------------------------------------------------------
MACHINERY--1.7%
Joy Global, Inc.                                            192,600            9,718,596
-----------------------------------------------------------------------------------------
Middleby Corp. (The) 1                                       63,600            4,611,000
                                                                           --------------
                                                                              14,329,596

-----------------------------------------------------------------------------------------
MARINE--1.6%
Genco Shipping &
Trading Ltd. 1                                              406,300            7,748,141
-----------------------------------------------------------------------------------------
UTI Worldwide, Inc.                                          81,400            6,324,780
                                                                           --------------
                                                                              14,072,921

-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--32.5%
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.5%
ADC
Telecommunications,
Inc. 1                                                      400,000            9,144,000
-----------------------------------------------------------------------------------------
Emulex Corp. 1                                              250,000            5,052,500
-----------------------------------------------------------------------------------------
F5 Networks, Inc. 1                                         326,900           14,210,343
-----------------------------------------------------------------------------------------
Orckit
Communications Ltd. 1                                       250,000            6,257,500
-----------------------------------------------------------------------------------------
Redback Networks,
Inc. 1                                                      550,100            5,456,992
-----------------------------------------------------------------------------------------
Tekelec, Inc. 1                                             350,000            7,332,500
                                                                           --------------
                                                                              47,453,835

-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.3%
M-Systems Flash Disk
Pioneers Ltd. 1                                             364,500           10,905,840
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
Aeroflex, Inc. 1                                            399,400            3,738,384
-----------------------------------------------------------------------------------------
Cogent, Inc. 1                                              237,100            5,631,125
-----------------------------------------------------------------------------------------
FLIR Systems, Inc. 1                                        500,000           14,790,000
-----------------------------------------------------------------------------------------
Itron, Inc. 1                                               134,500            6,141,270
                                                                           --------------
                                                                              30,300,779

-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--6.1%
Aladdin Knowledge
Systems Ltd. 1                                              320,800            6,765,672
-----------------------------------------------------------------------------------------
Digital River, Inc. 1                                       407,700           14,208,345
-----------------------------------------------------------------------------------------
Digitas, Inc. 1                                             767,200            8,715,392

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES Continued
j2 Global
Communications, Inc. 1                                      226,400        $   9,151,088
-----------------------------------------------------------------------------------------
Openwave Systems,
Inc. 1                                                      435,100            7,823,098
-----------------------------------------------------------------------------------------
VeriSign, Inc. 1                                            270,100            5,772,037
                                                                           --------------
                                                                              52,435,632

-----------------------------------------------------------------------------------------
IT SERVICES--4.5%
Aquantive, Inc. 1                                           495,700            9,978,441
-----------------------------------------------------------------------------------------
Cognizant Technology
Solutions Corp. 1                                            85,200            3,969,468
-----------------------------------------------------------------------------------------
Euronet Worldwide,
Inc. 1                                                      195,000            5,770,050
-----------------------------------------------------------------------------------------
Satyam Computer
Services Ltd., ADR                                          280,000            8,461,600
-----------------------------------------------------------------------------------------
SRA International,
Inc., Cl. A 1                                               290,200           10,296,296
                                                                           --------------
                                                                              38,475,855
-----------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--6.5%
Advanced Energy
Industries, Inc. 1                                          375,000            4,035,000
-----------------------------------------------------------------------------------------
ATMI, Inc. 1                                                250,000            7,750,000
-----------------------------------------------------------------------------------------
Diodes, Inc. 1                                              144,700            5,246,822
-----------------------------------------------------------------------------------------
Entegris, Inc. 1                                            178,300            2,014,790
-----------------------------------------------------------------------------------------
Exar Corp. 1                                                338,100            4,740,162
-----------------------------------------------------------------------------------------
Microsemi Corp. 1                                           545,800           13,939,732
-----------------------------------------------------------------------------------------
ON Semiconductor
Corp. 1                                                   1,003,500            5,188,095
-----------------------------------------------------------------------------------------
PortalPlayer, Inc. 1                                        270,000            7,406,100
-----------------------------------------------------------------------------------------
Skyworks
Solutions, Inc. 1                                           862,100            6,051,942
                                                                           --------------
                                                                              56,372,643

-----------------------------------------------------------------------------------------
SOFTWARE--5.1%
Activision, Inc. 1                                          200,000            4,090,000
-----------------------------------------------------------------------------------------
Bottomline
Technologies, Inc. 1                                        193,300            2,916,897
-----------------------------------------------------------------------------------------
Hyperion Solutions
Corp. 1                                                     169,800            8,260,770
-----------------------------------------------------------------------------------------
Mercury Interactive
Corp. 1                                                     182,000            7,207,200


                         23 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------
SOFTWARE Continued
MICROS Systems, Inc. 1                                      255,400        $  11,173,750
-----------------------------------------------------------------------------------------
Wind River
Systems, Inc. 1                                             770,400            9,961,272
                                                                           --------------
                                                                              43,609,889

-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.4%
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
NeuStar, Inc., Cl. A 1                                      180,000            5,758,200
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.7%
SBA Communications
Corp. 1                                                     969,500           14,978,775
                                                                           --------------
Total Common Stocks
(Cost $717,440,224)                                                          850,692,441

-----------------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
Candescent
Technologies Corp.:
$2.50 Cv., Series D,
Vtg. 1,2                                                  1,200,000                   --
Sr. Exchangeable,
Series E, Vtg. 1,2                                          800,000                   --
Sr. Exchangeable,
Series F, Vtg. 1,2                                          200,000                   --
                                                                           --------------
Total Preferred Stocks
(Cost $8,900,000)                                                                     --

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Discovery Laboratories,
Inc. Wts., Exp. 9/20/10 1,2
(Cost $0)                                                   123,908        $     337,332

                                                          PRINCIPAL
                                                             AMOUNT
-----------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.8%
Undivided interest of 1.51% in joint repurchase
agreement (Principal Amount/Value $1,005,525,000,
with a maturity value of $1,005,822,468) with
UBS Warburg LLC, 3.55%, dated 9/30/05, to
be repurchased at $15,165,485 on 10/3/05,
collateralized by Federal National
Mortgage Assn., 5%, 7/1/35, with
a value of $1,028,234,236
(Cost $15,161,000)                                     $ 15,161,000           15,161,000

-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $741,501,224)                                           100.7%         866,190,773
-----------------------------------------------------------------------------------------
LIABILITIES
IN EXCESS OF
OTHER ASSETS                                                   (0.7)          (5,928,177)
                                                       ----------------------------------
NET ASSETS                                                    100.0%       $ 860,262,596
                                                       ==================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of September 30, 2005 was $6,145,607, which represents 0.71% of the Fund's net assets, of which $1,267,500 is considered restricted. See Note 6 of Notes to Financial Statements.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2005. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2005 amounts to $4,878,107. Transactions during the period in which the issuer was an affiliate are as follows:

                                            SHARES         GROSS          GROSS            SHARES
                                    SEPT. 30, 2004     ADDITIONS     REDUCTIONS    SEPT. 30, 2005
-------------------------------------------------------------------------------------------------
Regeneration Technologies, Inc.                 --       666,900             --           666,900

                                                                          VALUE          DIVIDEND
                                                                     SEE NOTE 1            INCOME
-------------------------------------------------------------------------------------------------
Regeneration Technologies, Inc.                                      $4,878,107               $--

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         24 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $735,799,229)                                              $ 861,312,666
Affiliated companies (cost $5,701,995)                                                      4,878,107
                                                                                        --------------
                                                                                          866,190,773
------------------------------------------------------------------------------------------------------
Cash                                                                                          495,494
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                           33,073,045
Shares of beneficial interest sold                                                            355,027
Interest and dividends                                                                        206,778
Other                                                                                          31,874
                                                                                        --------------
Total assets                                                                              900,352,991

------------------------------------------------------------------------------------------------------
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                      37,867,664
Shares of beneficial interest redeemed                                                      1,016,360
Distribution and service plan fees                                                            507,897
Transfer and shareholder servicing agent fees                                                 242,958
Trustees' compensation                                                                        228,092
Shareholder communications                                                                    122,130
Other                                                                                         105,294
                                                                                        --------------
Total liabilities                                                                          40,090,395

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $ 860,262,596

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                              $      19,913
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                886,463,512
------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                              (220,149)
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions           (150,690,229)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                         124,689,549
                                                                                        --------------
NET ASSETS                                                                              $ 860,262,596
                                                                                        ==============


                         25 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of $663,205,552 and
15,082,512 shares of beneficial interest outstanding)                                              $43.97
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)    $46.65
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $104,447,497 and 2,662,659 shares
of beneficial interest outstanding)                                                                $39.23
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $41,841,182 and 1,044,373 shares of
beneficial interest outstanding)                                                                   $40.06
----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $10,262,840 and 236,501 shares of
beneficial interest outstanding)                                                                   $43.39
----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$40,505,525 and 886,701 shares of beneficial interest outstanding)                                 $45.68

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         26 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                          $  3,711,497
--------------------------------------------------------------------------------
Interest                                                                929,744
--------------------------------------------------------------------------------
Other income                                                             75,245
                                                                   -------------
Total investment income                                               4,716,486

--------------------------------------------------------------------------------
EXPENSES
Management fees                                                       6,210,816
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               1,651,286
Class B                                                               1,142,886
Class C                                                                 433,985
Class N                                                                  50,450
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,204,188
Class B                                                                 444,109
Class C                                                                 188,640
Class N                                                                  43,183
Class Y                                                                 137,118
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 228,118
Class B                                                                  84,151
Class C                                                                  18,361
Class N                                                                   2,841
--------------------------------------------------------------------------------
Custodian fees and expenses                                             102,062
--------------------------------------------------------------------------------
Trustees' compensation                                                   17,849
--------------------------------------------------------------------------------
Other                                                                    62,010
                                                                   -------------
Total expenses                                                       13,022,053
Less reduction to custodian expenses                                   (102,062)
Less waivers and reimbursements of expenses                            (392,694)
                                                                   -------------
Net expenses                                                         12,527,297

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (7,810,811)


                         27 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                       $  84,756,302
Foreign currency transactions                                              (354)
                                                                  --------------
Net realized gain                                                    84,755,948
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                 32,274,867

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 109,220,004
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         28 | OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                 2005               2004
-------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                            $   (7,810,811)    $  (11,958,533)
-------------------------------------------------------------------------------------------------
Net realized gain                                                  84,755,948        149,359,240
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                              32,274,867       (132,018,331)
                                                               ----------------------------------
Net increase in net assets resulting from operations              109,220,004          5,382,376

-------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                          (115,688,246)       (82,148,237)
Class B                                                           (34,760,587)       (36,314,792)
Class C                                                            (7,538,655)        (3,717,413)
Class N                                                              (680,613)         5,620,874
Class Y                                                           (18,441,684)        (3,641,050)

-------------------------------------------------------------------------------------------------
NET ASSETS
Total decrease                                                    (67,889,781)      (114,818,242)
-------------------------------------------------------------------------------------------------
Beginning of period                                               928,152,377      1,042,970,619
                                                               ----------------------------------
End of period (including accumulated net investment loss of
 $220,149 and $232,189, respectively)                          $  860,262,596     $  928,152,377
                                                               ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         29 | OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED SEPTEMBER 30,                    2005           2004          2003          2002          2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period               $  38.91       $  38.81      $  28.24      $  33.08      $  66.77
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.31) 1        (.37)         (.26)         (.22)         (.19)
Net realized and unrealized gain (loss)                5.37            .47         10.83         (4.62)       (20.66)
                                                   -------------------------------------------------------------------
Total from investment operations                       5.06            .10         10.57         (4.84)       (20.85)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     --             --            --            --        (12.84)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  43.97       $  38.91      $  38.81      $  28.24      $  33.08
                                                   ===================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    13.00%          0.26%        37.43%       (14.63)%      (37.01)%

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $663,206       $694,976      $772,420      $572,843      $754,082
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $681,607       $775,665      $639,170      $753,304      $988,717
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                   (0.74)%        (1.00)%       (0.83)%       (0.74)%       (0.31)%
Total expenses                                         1.31%          1.29%         1.41%         1.45%         1.25%
Expenses after payments and waivers and
reduction to custodian expenses                        1.26%          1.28%         1.35%         1.42%         1.25%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 162%           135%          172%          143%          155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         30 | OPPENHEIMER DISCOVERY FUND

CLASS B    YEAR ENDED SEPTEMBER 30,                    2005           2004          2003          2002          2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period               $  35.00       $  35.21      $  25.81      $  30.46      $  62.99
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.58) 1       (1.50)        (1.09)         (.91)         (.29)
Net realized and unrealized gain (loss)                4.81           1.29         10.49         (3.74)       (19.40)
                                                   -------------------------------------------------------------------
Total from investment operations                       4.23           (.21)         9.40         (4.65)       (19.69)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     --             --            --            --        (12.84)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  39.23       $  35.00      $  35.21      $  25.81      $  30.46
                                                   ===================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    12.08%         (0.60)%       36.42%       (15.27)%      (37.48)%

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $104,447       $125,947      $160,851      $154,657      $234,023
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $114,500       $151,725      $148,410      $223,215      $315,607
Ratios to average net assets: 3
Net investment loss                                   (1.56)%        (1.85)%       (1.56)%       (1.50)%       (1.07)%
Total expenses                                         2.20%          2.20%         2.35%         2.21%         2.01%
Expenses after payments and waivers and
reduction to custodian expenses                        2.11%          2.13%         2.10%         2.18%         2.01%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 162%           135%          172%          143%          155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         31 | OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED SEPTEMBER 30,                   2005          2004         2003         2002         2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period               $ 35.74       $ 35.93      $ 26.34      $ 31.10      $ 64.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.59) 1       (.82)        (.44)        (.59)        (.24)
Net realized and unrealized gain (loss)               4.91           .63        10.03        (4.17)      (19.82)
                                                   --------------------------------------------------------------
Total from investment operations                      4.32          (.19)        9.59        (4.76)      (20.06)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    --            --           --           --       (12.84)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 40.06       $ 35.74      $ 35.93      $ 26.34      $ 31.10
                                                   ==============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   12.09%        (0.53)%      36.41%      (15.31)%     (37.47)%

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $41,841       $44,415      $48,263      $34,673      $44,404
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $43,506       $49,464      $38,930      $45,655      $56,301
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (1.54)%       (1.80)%      (1.58)%      (1.50)%      (1.07)%
Total expenses                                        2.22%         2.19%        2.38%        2.21%        2.01%
Expenses after payments and waivers and
reduction to custodian expenses                       2.09%         2.09%        2.12%        2.18%        2.01%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                162%          135%         172%         143%         155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         32 | OPPENHEIMER DISCOVERY FUND

CLASS N    YEAR ENDED SEPTEMBER 30,                   2005           2004         2003         2002         2001 1
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period               $ 38.51        $ 38.53      $ 28.11      $ 33.01      $ 39.11
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.42) 2        (.42)        (.35)        (.30)        (.13)
Net realized and unrealized gain (loss)               5.30            .40        10.77        (4.60)       (5.97)
                                                   ---------------------------------------------------------------
Total from investment operations                      4.88           (.02)       10.42        (4.90)       (6.10)
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    --             --           --           --           --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 43.39        $ 38.51      $ 38.53      $ 28.11      $ 33.01
                                                   ===============================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   12.67%         (0.05)%      37.07%      (14.84)%     (15.60)%

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $10,263        $ 9,719      $ 4,363      $ 2,236      $   147
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $10,133        $ 7,381      $ 3,088      $ 1,786      $   105
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                  (1.03)%        (1.26)%      (1.13)%      (0.97)%      (0.93)%
Total expenses                                        1.68%          1.72%        2.12%        1.68%        1.55%
Expenses after payments and waivers and
reduction to custodian expenses                       1.56%          1.58%        1.65%        1.65%        1.55%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                162%           135%         172%         143%         155%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         33 | OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS Y    YEAR ENDED SEPTEMBER 30,                   2005          2004         2003         2002         2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period               $ 40.31       $ 40.07      $ 29.08      $ 33.96      $ 68.06
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.19) 1       (.21)        (.26)        (.06)        (.17)
Net realized and unrealized gain (loss)               5.56           .45        11.25        (4.82)      (21.09)
                                                   --------------------------------------------------------------
Total from investment operations                      5.37           .24        10.99        (4.88)      (21.26)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    --            --           --           --       (12.84)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 45.68       $ 40.31      $ 40.07      $ 29.08      $ 33.96
                                                   ==============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   13.32%         0.60%       37.79%      (14.37)%     (36.88)%

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $40,506       $53,096      $57,074      $38,444      $50,125
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $45,955       $61,766      $43,531      $50,275      $64,264
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (0.44)%       (0.67)%      (0.57)%      (0.43)%      (0.13)%
Total expenses                                        1.01%         0.95%        1.16%        1.26%        1.14%
Expenses after payments and waivers and
reduction to custodian expenses                       0.96%         0.95%        1.10%        1.11%        1.06%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                162%          135%         172%         143%         155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         34 | OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and


                         35 | OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.


                         36 | OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
     INCOME                    GAIN     CARRYFORWARD 1,2,3         TAX PURPOSES
     --------------------------------------------------------------------------
     $--                        $--           $149,643,503         $123,642,824

1. As of September 30, 2005, the Fund had $149,643,503 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2005, details of the capital loss carryforwards were as follows:

                   EXPIRING
                   ----------------------------------
                   2010                 $  40,911,807
                   2011                   108,731,696
                                        -------------
                   Total                $ 149,643,503
                                        =============

2. During the fiscal year ended September 30, 2005, the Fund utilized $84,188,783 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended September 30, 2004, the Fund utilized $145,584,050 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2005. Net assets of the Fund were unaffected by the reclassifications.


                         37 | OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                  REDUCTION TO           REDUCTION TO
                                   ACCUMULATED        ACCUMULATED NET
          REDUCTION TO          NET INVESTMENT          REALIZED LOSS
          PAID-IN CAPITAL                 LOSS         ON INVESTMENTS
          -----------------------------------------------------------
          $8,313,091                $7,822,851               $490,240

No distributions were paid during the years ended September 30, 2005 and September 30, 2004.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities        $ 742,547,949
                                                --------------
          Gross unrealized appreciation         $ 148,636,850
          Gross unrealized depreciation           (24,994,026)
                                                --------------
          Net unrealized appreciation           $ 123,642,824
                                                ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2005, the Fund's projected benefit obligations were decreased by $7,903 and payments of $15,105 were made to retired trustees, resulting in an accumulated liability of $192,381 as of September 30, 2005.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.


                         38 | OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                  YEAR ENDED SEPTEMBER 30, 2005        YEAR ENDED SEPTEMBER 30, 2004
                       SHARES            AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------
CLASS A

Sold                1,710,631     $  70,927,391          3,492,410     $ 146,291,015
Redeemed           (4,488,123)     (186,615,637) 1      (5,532,857)     (228,439,252)
                 --------------------------------------------------------------------
Net decrease       (2,777,492)    $(115,688,246)        (2,040,447)    $ (82,148,237)
                 ====================================================================

-------------------------------------------------------------------------------------
CLASS B

Sold                  410,947     $  15,323,145            710,554     $  26,834,728
Redeemed           (1,346,830)      (50,083,732) 1      (1,680,893)      (63,149,520)
                 --------------------------------------------------------------------
Net decrease         (935,883)    $ (34,760,587)          (970,339)    $ (36,314,792)
                 ====================================================================


                         39 | OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                           YEAR ENDED SEPTEMBER 30, 2005       YEAR ENDED SEPTEMBER 30, 2004
                                 SHARES           AMOUNT             SHARES           AMOUNT
---------------------------------------------------------------------------------------------
CLASS C
Sold                            183,928     $  6,990,221            305,902     $ 11,770,243
Redeemed                       (382,350)     (14,528,876) 1        (406,203)     (15,487,656)
                             ----------------------------------------------------------------
Net decrease                   (198,422)    $ (7,538,655)          (100,301)    $ (3,717,413)
                             ================================================================

---------------------------------------------------------------------------------------------
CLASS N
Sold                            117,491     $  4,818,431            189,761     $  7,714,906
Redeemed                       (133,360)      (5,499,044) 1         (50,634)      (2,094,032)
                             ----------------------------------------------------------------
Net increase (decrease)         (15,869)    $   (680,613)           139,127     $  5,620,874
                             ================================================================

---------------------------------------------------------------------------------------------
CLASS Y
Sold                            211,578     $  9,080,032            765,415     $ 33,587,932
Redeemed                       (642,146)     (27,521,716) 1        (872,384)     (37,228,982)
                             ----------------------------------------------------------------
Net decrease                   (430,568)    $(18,441,684)          (106,969)    $ (3,641,050)
                             ================================================================

1. Net of redemption fees of $6,692, $1,124, $427, $99 and $451 for Class A, Class B, Class C, Class N and Class Y, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2005, were as follows:

                                         PURCHASES             SALES
       -------------------------------------------------------------
       Investment securities        $1,378,674,778    $1,493,168,344

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2005, the Fund paid $2,964,536 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.


                         40 | OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2005 for Class B, Class C and Class N shares were $4,370,589, $1,271,023 and $123,747, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                               CLASS A         CLASS B          CLASS C         CLASS N
                               CLASS A      CONTINGENT      CONTINGENT       CONTINGENT      CONTINGENT
                             FRONT-END        DEFERRED        DEFERRED         DEFERRED        DEFERRED
                         SALES CHARGES   SALES CHARGES   SALES CHARGES    SALES CHARGES   SALES CHARGES
                           RETAINED BY     RETAINED BY     RETAINED BY      RETAINED BY     RETAINED BY
YEAR ENDED                 DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR      DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------------------------
September 30, 2005            $194,803          $5,372        $283,400          $10,485         $16,215


                         41 | OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective January 1, 2005, the Manager has voluntarily agreed to reduce its advisory fee rate for any quarter during the calendar year ending December 31, 2005, by 0.05% of the Fund's average daily net assets if the Fund's trailing one-year total return performance, measured at the end of the prior calendar quarter, was in the fourth or fifth quintile of the Fund's Lipper peer group. However, if the Fund's total return performance at the end of a subsequent calendar quarter has improved to the third or higher quintile of the Fund's Lipper peer group, the advisory fee reduction will be terminated for the remainder of the calendar year. During the year ended September 30, 2005, the Manager waived $327,814 of its fees. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended September 30, 2005, OFS waived $28,329, $29,660 and $6,891 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2005, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 2005, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than


                         42 | OPPENHEIMER DISCOVERY FUND

10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                                                                   VALUATION AS OF        UNREALIZED
                                     ACQUISITION                     SEPTEMBER 30,      APPRECIATION
SECURITY                                   DATES            COST              2005    (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Candescent Technologies Corp.,
$2.50 Cv., Series D, Vtg                 3/31/95     $ 3,000,000       $        --      $(3,000,000)
Candescent Technologies Corp.,
Sr. Exchangeable, Series E, Vtg          4/24/96       4,400,000                --       (4,400,000)
Candescent Technologies Corp.,
Sr. Exchangeable, Series F, Vtg          6/11/97       1,500,000                --       (1,500,000)
Discovery Laboratories, Inc. Wts.,
Exp. 9/20/10                             6/18/03              --           337,332          337,332
VaxGen, Inc.                            11/19/04         999,978           930,168          (69,810)
                                                     -----------------------------------------------
                                                     $ 9,899,978       $ 1,267,500      $(8,632,478)
                                                     ===============================================

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                         43 | OPPENHEIMER DISCOVERY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER DISCOVERY FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Fund, including the statement of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
November 16, 2005


                         44 | OPPENHEIMER DISCOVERY FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         45 | OPPENHEIMER DISCOVERY FUND

REPORT OF SHAREHOLDER MEETING Unaudited
--------------------------------------------------------------------------------

On August 17, 2005, a shareholder meeting of the Oppenheimer Discovery Fund was held at which the eleven Trustees identified below were elected (Proposal No. 1) and the sub-proposals in (Proposal No. 2) were approved as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

--------------------------------------------------------------------------------
PROPOSAL NO. 1

NOMINEE                                   FOR        WITHHELD              TOTAL
--------------------------------------------------------------------------------
TRUSTEES
Matthew P. Fink                11,831,674.364     329,628.912     12,161,303.276
Robert G. Galli                11,823,282.959     338,020.317     12,161,303.276
Phillip A. Griffiths           11,832,917.009     328,386.267     12,161,303.276
Mary F. Miller                 11,833,313.849     327,989.427     12,161,303.276
Joel W. Motley                 11,838,800.494     322,502.782     12,161,303.276
John V. Murphy                 11,840,322.095     320,981.181     12,161,303.276
Kenneth A. Randall             11,809,965.601     351,337.675     12,161,303.276
Russell S. Reynolds, Jr.       11,788,259.914     373,043.362     12,161,303.276
Joseph M. Wikler               11,843,419.776     317,883.500     12,161,303.276
Peter I. Wold                  11,825,858.503     335,444.773     12,161,303.276
Clayton K. Yeutter             11,814,645.968     346,657.308     12,161,303.276

--------------------------------------------------------------------------------
PROPOSAL NO. 2 Proposal to change the policy on

                                                                      BROKER
            FOR                  AGAINST          ABSTAIN           NON-VOTE               TOTAL
------------------------------------------------------------------------------------------------
2B: Concentration of Investments
     9,371,701.125           473,211.281      538,298.870      1,778,092.000      12,161,303.276
2C: Diversification of Investments
     9,404,575.359           487,381.934      491,253.983      1,778,092.000      12,161,303.276
2H: Lending
     9,142,421.196           718,512.003      522,278.077      1,778,092.000      12,161,303.276
2K: Real Estate and Commodities
     9,335,753.635           563,816.017      483,641.624      1,778,092.000      12,161,303.276
2L: Senior Securities
     9,360,985.297           459,526.283      562,699.696      1,778,092.000      12,161,303.276
2O: Investment Percentage Restrictions
     9,266,238.533           547,233.326      569,739.417      1,778,092.000      12,161,303.276


                         46 | OPPENHEIMER DISCOVERY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         47 | OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE        HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                         THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, NEW
TRUSTEES                            YORK, NY 10281-1008. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR
                                    HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                 Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board               Attorney at Hogan & Hartson (law firm) (since June 1993); Director of Danielson
of Trustees (since 2003);           Holding Corp. (waste-to-energy company) (since 2002); Director of Weyer-haeuser
Trustee (since 1993)                Corp. (1999-April 2004); Director of Caterpillar, Inc. (1993-December 2002);
Age: 74                             Director of ConAgra Foods (1993-2001); Director of Texas Instruments (1993-2001);
                                    Director of FMC Corporation (1993-2001). Oversees 38 portfolios in the
                                    OppenheimerFunds complex.

MATTHEW P. FINK,                    Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2005)                (since 2005); Director of ICI Education Foundation (education foundation) (since
Age: 64                             October 1991); President of the Investment Company Institute (trade association)
                                    (1991-2004); Director of ICI Mutual Insurance Company (insurance company)
                                    (1991-2004). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                    A trustee or director of other Oppenheimer funds. Oversees 48 portfolios in the
Trustee (since 1993)                OppenheimerFunds complex.
Age: 72

PHILLIP A. GRIFFITHS,               Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001);
Trustee (since 1999)                Trustee of Woodward Academy (since 1983); Senior Advisor of The Andrew W. Mellon
Age: 67                             Foundation (since 2001); Member of the National Academy of Sciences (since 1979);
                                    Member of the American Philosophical Society (since 1996); Council on Foreign
                                    Relations (since 2002); Director of the Institute for Advanced Study (1991-2004);
                                    Director of Bankers Trust New York Corporation (1994-1999). Oversees 38 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                     Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998);
Trustee (since 2004)                and Senior Vice President and General Auditor of American Express Company
Age: 63                             (financial services company) (July 1998-February 2003). Oversees 38 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                     Director of Columbia Equity Financial Corp. (privately-held financial adviser)
Trustee (since 2002)                (since 2002); Managing Director of Carmona Motley, Inc. (privately-held financial
Age: 53                             adviser) (since January 2002); Managing Director of Carmona Motley Hoffman Inc.
                                    (privately-held financial adviser) (January 1998-December 2001). Oversees 38 portfolios in the OppenheimerFunds complex.


KENNETH A. RANDALL,                 Director of Dominion Resources, Inc. (electric utility holding company) (since
Trustee (since 1985)                February 1972); Former Director of Prime Retail, Inc. (real estate investment
Age: 78                             trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumbermens
                                    Mutual Casualty Company, American Motorists Insurance Company and American
                                    Manufacturers Mutual Insurance Company; Former President and Chief Executive
                                    Officer of The Conference Board, Inc. (international economic and business research). Oversees 38 portfolios in the OppenheimerFunds complex.


                         48 | OPPENHEIMER DISCOVERY FUND

RUSSELL S. REYNOLDS, JR.,           Chairman of The Directorship Search Group, Inc. (corporate governance consulting
Trustee (since 1989)                and executive recruiting) (since 1993); Life Trustee of International House
Age: 73                             (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich. Oversees 38 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                   Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2005)                Cathco (since 1996); Director of Lakes Environmental Association (since 1996);
Age: 64                             Member of the Investment Committee of the Associated Jewish Charities of Baltimore
                                    (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001).
                                    Oversees 39 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                      President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)                company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 57                             Company, Inc. (soda ash processing and production) (since 1996); Vice President of
                                    Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
                                    Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                    Director of PacifiCorp. (electric utility) (1995-1999). Oversees 39 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                    General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1996);
Trustee (since 2005)                Director of Special Value Opportunities Fund, LLC (registered investment company)
Age: 62                             (since September 2004); Director of Zurich Financial Investment Advisory Board
                                    (affiliate of the Manager's parent company) (since October 2004); Board of
                                    Governing Trustees of The Jackson Laboratory (non-profit) (since August 1990);
                                    Trustee of the Institute for Advanced Study (non-profit educational institute)
                                    (since May 1992); Special Limited Partner of Odyssey Investment Partners, LLC
                                    (private equity investment) (January 1999-September 2004); Trustee of Research
                                    Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome
                                    Levy Economics Institute of Bard College (August 1990-September 2001) (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 48 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                  THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                         FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                    TERM AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                    DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                    OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                     Chairman, Chief Executive Officer and Director (since June 2001) and President
President and                       (since September 2000) of the Manager; President and Director or Trustee of other
Principal Executive Officer         Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC")
(since 2001)                        (the Manager's parent holding company) and of Oppenheimer Partnership Holdings,
and Trustee                         Inc. (holding company subsidiary of the Manager) (since July 2001); Director of
(since 2001)                        OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November
Age: 56                             2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                                    Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                    2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                                    Management, Inc., Centennial Asset Management Corporation, Trinity Investment
                                    Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                                    HarbourView Asset


                         49 | OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                     Management Corporation and OFI Private Investments, Inc. (since July 2001);
Continued                           President (since November 1, 2001) and Director (since July 2001) of Oppenheimer
                                    Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life
                                    Insurance Company (OAC's parent company) (since February 1997); Director of DLB
                                    Acquisition Corporation (holding company parent of Babson Capital Management LLC)
                                    (since June 1995); Member of the Investment Company Institute's Board of Governors
                                    (since October 3, 2003); Chief Operating Officer of the Manager (September
                                    2000-June 2001); President and Trustee of MML Series Investment Fund and
                                    MassMutual Select Funds (open-end investment companies) (November 1999-November
                                    2001); Director of C.M. Life Insurance Company (September 1999-August 2000);
                                    President, Chief Executive Officer and Director of MML Bay State Life Insurance
                                    Company (September 1999-August 2000); Director of Emerald Isle Bancorp and
                                    Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                                    1989-June 1998). Oversees 77 portfolios as a Director or Trustee and 10 additional portfolios as officer in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                      THE ADDRESS OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MS. GRANGER AND
OF THE FUND                         MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY
                                    10281-1008, AND FOR MR. WIXTED AND MR. VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL,
                                    CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER
                                    RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

LAURA GRANGER,                      Vice President of the Manager since October 2000. Formerly a portfolio manager at
Vice President                      Fortis Advisors (July 1998-October 2000). An officer of 3 portfolios in the
(since 2003)                        OppenheimerFunds complex.
Age: 43

MARK S. VANDEHEY,                   Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and                  2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Chief Compliance Officer            Management Corporation and Shareholder Services, Inc. (since June 1983). Former
(since 2004)                        Vice President and Director of Internal Audit of the Manager (1997-February 2004).
Age: 55                             An officer of 87 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                    Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer
Treasurer and Principal             of the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial and Accounting            Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)                Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 46                             Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                    (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                    Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                    (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                    Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                    1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                    OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                    Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                    1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.


                         50 | OPPENHEIMER DISCOVERY FUND

ROBERT G. ZACK,                     Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2001)              2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 57                             December 2001); General Counsel of Centennial Asset Management Corporation (since
                                    December 2001); Senior Vice President and General Counsel of HarbourView Asset
                                    Management Corporation (since December 2001); Secretary and General Counsel of OAC
                                    (since November 2001); Assistant Secretary (since September 1997) and Director
                                    (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                    plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since
                                    December 2002); Director of Oppenheimer Real Asset Management, Inc. (since
                                    November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                    Financial Services, Inc. and Shareholder Services, Inc. (since December 2001);
                                    Senior Vice President, General Counsel and Director of OFI Private Investments,
                                    Inc. and OFI Trust Company (since November 2001); Vice President of
                                    OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and
                                    General Counsel of OFI Institutional Asset Management, Inc. (since November 2001);
                                    Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice
                                    President (May 1985-December 2003), Acting General Counsel (November 2001-February
                                    2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                                    Assistant Secretary of the following: Shareholder Services, Inc. (May
                                    1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November
                                    2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                    officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                          51 | OPPENHEIMER DISCOVERY FUND


ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $31,000 in fiscal 2005 and $33,000 in fiscal 2004.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $156,805 in fiscal 2005 and $44,500 in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services: internal control reviews.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed to the registrant no such fees in fiscal 2005 and $11,825 in fiscal 2004.

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2005 and $6,000 in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services: Computations of capital gain tax liability, preparation of tax returns, preparation of Form 5500 and tax consultations on pass through of foreign withholding taxes and mortgage dollar roll transactions.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $161,805 in fiscal 2005 and $62,325 in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of September 30, 2005, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the

Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Fund


By:   /s/ John V. Murphy
      ------------------
      John V. Murphy
      Principal Executive Officer
Date: November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ John V. Murphy
      ------------------
      John V. Murphy
      Principal Executive Officer
Date: November 16, 2005

By:   /s/ Brian W. Wixted
      -------------------
      Brian W. Wixted
      Principal Financial Officer
Date: November 16, 2005